Senior Notes Offering
April 2021

Safe Harbor

This presentation contains express “forward-looking statements” as defined in the U.S. Private Securities Litigation Reform Act of 1995. You are cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the expectations and projections of Harrow Health, Inc. (the “Company” or “Harrow”). Some of these risks and uncertainties include, but are not limited to, statements regarding the terms and conditions and timing of the senior notes offering and the intended use of proceeds. Because these forward-looking statements involve known and unknown risks and uncertainties, there are important factors that could cause actual results, events or developments to differ materially from those expressed or implied by these forward-looking statements. Factors that could cause actual results to differ include (without limitation) the possibility that the notes offering will not be consummated at the expected time, on the expected terms, or at all. More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company’s filings with the Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q filed with the SEC. Such documents may be read free of charge on the SEC’s web site at www.sec.gov. All forward-looking statements are qualified in their entirety by this cautionary statement. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Harrow expressly disclaims any intent or obligation to update these forward-looking statements except as required by law. Our compounded formulations are not FDA approved. All trademarks, service marks and trade names included in this presentation are the property of their respective owners. This presentation may refer to non-GAAP financial measures, specifically adjusted EBITDA and equity values of equity positions in non-controlled investments. A reconciliation and/or further description of any non-GAAP measures with the most directly comparable GAAP measures are included in the Company’s Letters to Stockholders, available on its website, and as an annex to this presentation.

HARROW HEALTH | INC.

Transaction Summary

Issuer	Harrow Health, Inc. (Nasdaq: HROW)
Security	Senior Unsecured Notes
Proposed Ticker / Exchange	HROWL / Nasdaq
Offering Size	$25,000,000 (1)
Notes Offered	1,000,000 (1)
Overallotment Option	15%
Principal Amount per Note	$25.00
Price Talk	8.75% area (1)
Maturity	The Notes will mature on April 30, 2026, unless redeemed prior to maturity.
Call Feature	Prior to February 1, 2026, the Issuer may, at its option, redeem the Notes, in whole at any time or in part from time to time, at a redemption price equal to the sum of (i) 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest to, but excluding, the date of redemption and (ii) the make-whole amount, if any. The Notes may be redeemed for cash in whole or in part at any time at the Issuer's option on or after February 1, 2026, and prior to maturity, at a price equal to 100% of their principal amount, plus accrued and unpaid interest to, but excluding, the date of redemption. In each case, redemption shall be upon notice not fewer than 30 days and not more than 60 days prior to the date fixed for redemption.
Use of Proceeds	The Issuer intends to use the net proceeds from the sale of the Notes to repay outstanding borrowings under the Company's term loan, with remaining net proceeds available for general corporate purposes, including funding future strategic product acquisitions and related investments, making capital expenditures, and funding working capital.
Expected Pricing Date	4/15/21
Book-Running Managers	B. Riley Securities, National Securities Corporation, Ladenburg Thalmann, William Blair
Co-Managers	Aegis Capital Corp., Boenning & Scattergood, Maxim Group LLC

(1) Actual offering size and pricing may differ from the figures shown; offering size and pricing to be determined by negotiations between the Company and the underwriter.

HARROW HEALTH INC.

- Harrow is a growing leader in the U.S. ophthalmic healthcare market.
- Harrow became commercial in 2014; **149% eyecare revenue CAGR through 2019**.
- We've built a strong market position by selling high-value compounded drugs to institutions, which now includes about 10,000 doctors, hospitals and ASCs.
- Our growth strategy is to expand beyond compounding and our current reach by:
  - Continuing to organically grow our market leading **ImprimisRx** ophthalmic business;
  - Creating new commercial partnerships to grow revenues;
  - Acquiring FDA-approved drugs and late-stage drug candidates; and
  - Developing our **Visionology** brand to deliver a **direct-to-consumer** eyecare experience.
- EyePoint deal (Dexycu®) is our first strategy proof point; $25M annual opportunity.*

*Internal calculation based on estimated commission amount and existing sales of steroid injectable compounded formulations.

Traditional Pharmaceutical Value Chain



MD/Hospital Prescription
PRODUCTION
PHARMACY BENEFIT MANAGERS
INSURERS
WHOLESALERS
PHARMACY RETAILERS
PATIENT
MD OFFICE, HOSPITAL OR ASC

- Layers of middle-men thrive.
- "Tiered" formularies and layers of intermediaries "feed" an opaque system.
- "Discount cards" and "access" programs try to soften consumer costs and confusion.
- *Prescribers and consumers view pharmaceuticals and pharmacy as a pain point.*

Harrow's Simple Approach


ORDER & PAYMENT
Nationwide **Production** and **Dispensing** at Harrow-owned Facilities
PATIENT
MD OFFICE, HOSPITAL OR ASC

- Cash-pay focused.
- No pharmacy benefit managers (PBMs), wholesalers or distribution "middlemen."
- No prior authorizations, formulary rejections, rebates, or discount cards.
- ***We make pharmaceuticals and pharmacy <u>simple</u> and <u>transparent</u>.***

ImprimisRx®

- The leading FDA-registered cGMP ophthalmic pharmaceutical drug compounder.
- Fully-integrated national sales and customer service teams and an efficient and scalable national distribution platform.
- Ophthalmic surgical and chronic eyecare markets are large and growing:
  - 16+ million U.S. dry eye disease patients;[1]
  - 5+ million annual ophthalmic surgeries;[2] and
  - 3 million U.S. glaucoma patients.[3]
- Product lines supported by 60+ patents and peer-reviewed literature.
- Service 1,500+ monthly accounts of over 10,000 prescribers and institutions.
- Extraordinary Net Promoter Score[4] of 91 (Q2 '20), 92 (Q3 '20), 90 (Q4 '20).

[1]Farrand KF, Fridman M, Stillman IO, Schaumberg DA. Prevalence of Diagnosed Dry Eye Disease in the United States Among Adults Aged 18 Years and Older. Am J Ophthalmol 2017;182:90-8.
[2]According to a 2019 report by Marketscope, a third-party provider of market data.
[3]According to Glaucoma Research Foundation: https://www.glaucoma.org/about/fast-facts-glaucoma-research-foundation.php.
[4]Calculated after conducting over 10,000 surveys during these periods.

Harrow Health Pharmaceutical Innovation Pipeline*

- By partnering with doctors, Harrow has developed compounded products to address unmet patient needs, both large and small, helping eyecare professionals take care of their patients.

	Pre-Formulation	R&D Stability Studies	Clinical Evaluation	Commercial Launch
050-Fortisite™ Patent-pending antibiotic; potentially blinding conditions				
010-Mydria-Gel™ Patent-pending; mydriatic and analgesic				
130-Vizicaine™ Patent-pending; ocular surgery visualization				
HROW-120 Patent-pending; presbyopia				
HROW-090 Proprietary stable antibiotic formulation; blepharitis/MGD				
HROW-110 Patented cyclosporine-A and steroid; acute dry eye disease				
Eight additional compounded product candidates in various stages of development.				

*All listed compounded formulations are not specifically approved by the U.S. Food and Drug Administration to treat a specific disease or condition. These formulations may only be prescribed for an individually identified patient to treat a medically necessary condition for which an existing approved product is not recommended by a treating physician.

HARROW HEALTH INC.

visionology

- Direct-to-consumer eyecare subsidiary of Harrow founded in 2020.
- Focused on helping patients manage chronic eye disease using a simple and seamless user experience that was designed after 1,200 consumer interviews.
- *Regional launch targeted for first half of 2021.*
- Leverage our Eyecare-as-a-Service™ model to drive value, transparency, and access.


visionology
Eye care, without the waiting room
Prescription eye drops, customized for you

Annual Revenues, Gross Margin and Assets

(Revenues and Assets in Thousands)



34.2%
46.4%
50.7%
49.6%
60.1%
67.3%
70.4%
$1,660
$10,242
$9,716
$14,131
$19,942
$27,247
$26,774
$23,917
$41,372
$49,451
$51,165
$59,085
$48,871
$57,474
2014
2015
2016
2017
2018
2019
2020
Consolidated Revenues
Assets
Gross Margin

HARROW HEALTH INC.

Profit Performance and Expense Discipline

(Dollars in Thousands)


2014
2015
2016
2017
2018
2019
2020
645%
199%
130%
95%
73%
77%
70%
$(7,500)
$(10,000)
$(10,000)
$(7,000)
$200
$4,600
$5,700
Adjusted E(L)BITDA
Operating Expense as a % of Revenue

HARROW HEALTH INC.

COVID-19 Revenue and Profit Recovery

(Quarterly Revenues and Adjusted E(L)BITDA in Thousands)



Mandated limitations on elective surgeries
$12,600
$11,800
$8,100
$14,400
$14,600
$2,100
$400
$(1,700)
$3,000
$4,000
4Q19
1Q20
2Q20
3Q20
4Q20
Consolidated Revenues
Adjusted E(L)BITDA

HARROW HEALTH INC.

Carve-Outs Contribute to Harrow Health's Balance Sheet

eTon PHARMACEUTICALS

- Orphan-disease focused pharmaceutical company with a growing pipeline.
- Harrow Health owns 2.0M shares of Eton common stock (~8.2%).
- **Valued at approximately $14.6 million; Nasdaq-listed** (ETON).

surface OPHTHALMICS INC.

- Clinical-stage pharmaceutical company focused on ocular surface and dry eye disease.
- Harrow Health owns 3.5M shares of Surface common stock (~30% of equity interests).
- **Valued at approximately $11,550,000.***

melt PHARMACEUTICALS

- Clinical-stage; developing patented sublingual non-IV, non-opioid sedation drug candidates.
- Harrow Health owns 3.5M shares of Melt common stock (~44% of equity interests).
- **Valued at approximately $17,500,000.***

*Melt/Surface equity values estimated based on the conversion price of Series A preferred stock (the most recent financing; and not a U.S. GAAP measure); Eton value is calculated based on the closing stock market price of Eton's common stock as of April 12, 2021

Harrow Health Drug Candidate Royalty Pipeline

- Harrow Health owns royalty rights on out-licensed drug candidates in clinical development at both Surface Ophthalmics (4% royalty) and Melt Pharmaceuticals (5% royalty).
- The markets for Surface's and Melt's drug candidates are in the billions of dollars annually.*

	Pre-Clinical	Phase 1	Phase 2	Phase 3	NDA Filed
SURF-201 Prevention of post-cataract surgery inflammation					
SURF-200 Treatment of acute dry eye disease					
SURF-100 Treatment of chronic dry eye disease					
MELT-100 Procedural sedation and analgesia					

*Internal calculations based on number of estimated cataract surgeries, dry eye disease market size and expected pricing of drug candidates, if approved.

HARROW HEALTH INC.

- We believe Harrow is positioned:
  - To become a significant eyecare-focused healthcare company.
  - To capture significant income on incremental revenue growth.
- We believe we have the resources to finance the next stage of development, which includes:
  - **Continued organic growth**; and
  - **Adding new high-value products** to our **ImprimisRx** and **Visionology** platforms through strategic product partnerships and acquisitions.
- Management is aligned with shareholders (performance equity awards).

HARROW HEALTH INC.

102 Woodmont Blvd. Ste 610
Nashville, Tennessee 37205
www.HarrowInc.com

Jamie Webb
Director of Communications and Investor Relations
jwebb@harrowinc.com
Direct: 615-733-4737